EXHIBIT 10
NAVISTAR INTERNATIONAL CORPORATION
AND CONSOLIDATED SUBSIDIARIES
______________________________

MATERIAL CONTRACTS

The following documents of Navistar International Corporation, its principal subsidiary Navistar, Inc., and its indirect subsidiary Navistar Financial Corporation are incorporated herein by reference.

10.91
Fourth Amendment to Note Purchase Agreement, dated July 12, 2012, among NFSC, as Seller, NFC, as Servicer, Liberty Street Funding LLC, as a Conduit Purchaser, the Bank of Nova Scotia, as a Managing Agent and a Committed Purchaser, and Bank of America, National Association, as a Managing Agent, the Administrative Agent and a Committed Purchaser. Filed as Exhibit 10.1 to Current Report on Form 8-K dated and filed on July 12, 2012. Commission File No. 001-09618.

10.92
Amendment No. 2 to Series 2010-VFN Indenture Supplement, dated July 12, 2012, between Navistar Financial Dealer Note Master Owner Trust, as Issuer, and The Bank of New York Mellon, as Indenture Trustee. Filed as Exhibit 10.2 to Current Report on Form 8-K dated and filed on July 12, 2012. Commission File No. 001-09618.

10.93
Credit Agreement, dated August 17, 2012, among Navistar, Inc., as Borrower, Navistar International Corporation, the Lenders Party hereto, and J.P. Morgan Chase Bank, N.A., as Administrative Agent and Collateral Agent. Filed as Exhibit 10.1 to Current Report on Form 8-K dated and filed on August 23, 2012. Commission File No. 001-09618.

10.94
Amended and Restated ABL Credit Agreement, dated August 17, 2012, among Navistar, Inc., as Borrower, the Lenders Party hereto, Bank of America, N.A., as Administrative Agent, J.P. Morgan Chase Bank, N.A. and Wells Fargo Capital Finance, LLC, as Syndication Agents, Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities LLC, and Wells Fargo Capital Finance, LLC, as Joint Lead Arrangers and Joint Book Managers, and Credit Suisse Securities (USA) LLC, as Joint Book Manager. Filed as Exhibit 10.2 to Current Report on Form 8-K dated and filed on August 23, 2012. Commission File No. 001-09618.

10.95
Series 2012-VFN Indenture Supplement, dated as of August 29, 2012, between Navistar Financial Dealer Note Master Owner Trust II, as issuing entity, and The Bank of New York Mellon, as indenture trustee. Filed as Exhibit 10.1 to Current Report on Form 8-K dated and filed on August 30, 2012. Commission File No. 001-09618.

10.96
Note Purchase Agreement, dated as of August 29, 2012, among Navistar Financial Securities Corporation, Navistar Financial Corporation, Bank of America, National Association, as a Managing Agent, the Administrative Agent and a Committed Purchaser, The Bank of Nova Scotia, as a Managing Agent and a Committed Purchaser, Liberty Street Funding LLC, as a Conduit Purchaser, Credit Suisse AG, New York Branch, as a Managing Agent, Credit Suisse AG, Cayman Islands Branch, as a Committed Purchaser, and Alpine Securitization Corp., as a Conduit Purchaser. Filed as Exhibit 10.2 to Current Report on Form 8-K dated and filed on August 30, 2012. Commission File No. 001-09618.

*10.97
Employment and Services Agreement, dated August 26, 2012, among the Company, Navistar, Inc. and Lewis B. Campbell.  Filed as Exhibit 10.3 to Current Report on Form 8-K dated and filed on August 30, 2012. Commission File No. 001-09618.

*10.98
Indemnification Agreement, dated August 26, 2012, between the Company and Lewis B. Campbell.  Filed as Exhibit 10.4 to Current Report on Form 8-K dated and filed on August 30, 2012. Commission File No. 001-09618.

*10.99
Non-Qualified Stock Option Award Agreement and supplement thereto, dated August 26, 2012, between the Company and Lewis B. Campbell.  Filed as Exhibit 10.5 to Current Report on Form 8-K dated and filed on August 30, 2012. Commission File No. 001-09618.

The following documents of Navistar International Corporation are filed herewith:

*10.100	Nominating and Governance Committee and Board of Directors approval of changes to non-employee director compensation.
______________________________

*	Indicates a management contract or compensatory plan or arrangement required to be filed or incorporated by reference as an exhibit to this report.

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EXHIBIT 10.97

On July 12, 2012, the Nominating and Governance Committee approved and recommended to the Board of Directors, and the Board of Directors approved, additional compensation for the members of a special committee of the Board of Directors (the “Special Committee”) created to review, oversee and monitor strategic matters affecting the company. The terms of that additional compensation are set forth below:

•	$3,500 meeting fee for the chair

•	$3,000 meeting fee for the vice chair

•	$2,000 meeting fee for the other members

•	$3,500 special fee for the chair for any day that he spends more than 3 hours on Special Committee work besides an official Special Committee meeting day

•	$3,000 special fee for the vice chair for any day that he spends more than 3 hours on Special Committee work besides an official Special Committee meeting day

•	$2,000 special fee for the other members for any day that they spend more than 3 hours on Special Committee work besides an official Special Committee meeting day

•	$7,000 special fee for the chair for past services

•	$6,000 special fee for the vice chair for past services

•	$4,000 special fee for John Correnti for past services

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